SCHEDULE 14A INFORMATION

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T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525

T. Rowe Price Capital Appreciation Fund 033-05646/811-4519

T. Rowe Price Equity Income Fund 033-00070/811-4400

T. Rowe Price GNMA Fund 033-01041/811-4441

T. Rowe Price New America Growth Fund 002-99122/811-4358

T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521

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Proxy Information
This proxy material concerns the: T. Rowe Price Family of Funds

Dear Shareholder:

We cordially invite you to attend an annual shareholder meeting of the T. Rowe Price Funds on Tuesday, October 22, 2013. There are several items on the agenda. We ask you to read the enclosed information carefully and to submit your vote.

The following matters will be considered and acted upon for the funds included in the proxy statement. More information on each proposal is included in the enclosed materials.

• Proposal No. 1 - All Funds. Elect trustees to serve on the Boards of the funds until the next annual meeting, if any, or until their successors are elected and qualified.

• Proposal No. 2 - Equity Income Fund. Change the investment objective of the fund.

• Proposal No. 3 - All Funds (other than the T. Rowe Price money market funds). Revise the fundamental policy regarding commodities.

• Transact any other business that may properly come before the meeting.

Several trustees have retired over the past few years and new trustees have been added, so it has become necessary to seek shareholder approval to elect Boards for the funds. If all proposed nominees are elected, each Board will be composed of at least 75% independent trustees and the same independent trustees would serve on each fund’s Board. Most of the trustees standing for election already serve on the Boards of the T. Rowe Price Funds. We are also taking the opportunity to seek shareholder approval to make changes to some funds’ investment policies. You are being asked to vote on those proposals only if you own shares of those funds.

You are receiving these combined proxy materials for any fund(s) you own that are organized under Massachusetts law as business trusts. We have combined all of the above proposals into this single proxy statement for the funds organized under Massachusetts law to help reduce fund expenses associated with doing a separate mailing for each impacted fund. However, please note that this proxy statement pertains only to the T. Rowe Price Funds that are listed on the accompanying Notice of Annual Meeting. There are other T. Rowe Price Funds that are organized under Maryland law for which proxy materials were already sent. If you also own shares of those funds, you should have already received another letter and proxy statement in early August with instructions on how to vote your shares of those funds.

We realize that it may be difficult for most shareholders to attend the meeting and vote their shares in person. However, we do need your vote in order to reach a quorum for each fund. You can vote by mail, by telephone, or through the Internet, as explained in the enclosed materials. By voting promptly, you can help the funds that you own avoid the expense of additional mailings.

If you have any questions or would like additional information concerning the matters proposed for action at the meeting, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman of the Board

Notice of Annual Meeting of Shareholders

T. Rowe Price Family of Funds	T. Rowe Price Funds 100 East Pratt Street Baltimore, MD 21202
Patricia B. Lippert Secretary
September 4, 2013

Notice is hereby given that an annual meeting of shareholders of the T. Rowe Price family of funds will be held on Tuesday, October 22, 2013, at 8:00 a.m., Eastern time, at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022. The following matters will be considered and acted upon at that time for the funds included in the accompanying proxy statement:

1. To elect trustees to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

2. To change the investment objective for the Equity Income Fund;

3. To revise the fundamental policy regarding commodities that applies to all of the T. Rowe Price Funds (other than the T. Rowe Price money market funds); and

4. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on August 23, 2013, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Boards of Trustees of the funds recommend that you vote in favor of all the proposals.

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or access the Internet voting site, your vote must be received no later than 7:59 a.m. on October 22, 2013.

Your prompt response will help assure a quorum at the meeting and avoid the additional expenses to the funds of further solicitation.

Annual Meeting of Shareholders — October 22, 2013

T. ROWE PRICE FAMILY OF FUNDS

(references in the proxy statement to “funds” refer to just the trusts and their series funds listed in this Notice of Annual Meeting of Shareholders and references to “Price Funds” refer to all of the funds in the T. Rowe Price Family of Funds)

T. Rowe Price California Tax-Free Income Trust

consisting of its series:

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price Capital Appreciation Fund and its Advisor Class

T. Rowe Price Equity Income Fund and its Advisor and R Classes

T. Rowe Price GNMA Fund

T. Rowe Price New America Growth Fund and its Advisor Class

T. Rowe Price State Tax-Free Income Trust

consisting of its series:

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

PROXY STATEMENT

This proxy material concerns the trusts and their series funds listed above in the Notice of Annual Meeting of Shareholders. This document provides you with the information you need in order to vote on the matters coming before the annual meeting and is furnished in connection with the solicitation of proxies by the funds. If you have any questions, please feel free to call us toll-free, 1-800-541-5910.

Who is asking for my vote?

The Boards of Trustees (the “Boards”) of the funds, as well as the funds’ investment adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), encourage you to vote on the matters listed in the Notice of Annual Meeting of Shareholders. The votes will be formally counted at the annual meeting on Tuesday, October 22, 2013, and if the annual meeting is adjourned, at any later meeting. You may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on August 23, 2013, (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 23, 2013. The Notice of Annual Meeting of Shareholders, the proxy card, and the proxy statement (or appropriate notice of where to access these materials) were first mailed to shareholders of record on or about September 4, 2013. In some cases, the funds may mail only one copy of this proxy statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this proxy statement or if you do not want the mailing of this proxy statement to be combined with those for other members of your household, please contact us at 1-800-541-5910.

Although the annual meeting will be held to elect directors/trustees for all of the Price Funds, this proxy statement applies only to those funds that are organized as a Massachusetts business trust. There are other Price Funds that are organized as Maryland corporations and not listed on the accompanying Notice of Annual Meeting of Shareholders. Proxy materials for the funds organized under Maryland law were mailed separately to shareholders beginning on August 2, 2013. Under Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on April 24, 2013, the Boards of the funds, including a majority of the independent trustees, unanimously approved submitting the following proposals to be considered and acted upon:

Proposals	Funds Affected

1. Electing trustees to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.	All funds
2. Changing the investment objective.	Equity Income Fund
3. Revising the fundamental policy regarding commodities.	All funds (other than the T. Rowe Price money market funds)
4. Transacting such other business as may properly come before the meeting and any adjournments thereof.	All funds

How can I get more information about the funds?

A copy of each fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost through troweprice.com; by calling
1-800-541-5910; or by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, MD 21117.

PROPOSAL NO. 1 — Election of Trustees

ALL FUNDS

Why are trustees being elected?

Under the Investment Company Act of 1940 (the “1940 Act”), a certain percentage of each Board must be elected by shareholders. Due to the retirement of several trustees over the past few years and vacancies having been filled by action of the Boards, it has become necessary for the funds to hold a shareholder meeting in order to add any new trustees or replace any current trustees. All of the present Boards are composed of at least 75% independent trustees and that will continue to be the case if the proposed nominees are elected.

If the entire slates are approved, there will be ten independent trustees and two interested trustees on each fund Board. An important benefit of these elections is that the same independent directors/trustees will serve on the Boards of all of the Price Funds. This approach is designed to provide effective governance by exposing the directors/trustees to a wider range of business issues and market trends, allowing the directors/trustees to better share their knowledge, background, and experience, and permitting the Boards to operate more efficiently, particularly with respect to matters common to all funds.

What are the primary responsibilities of the Boards and how often do they meet?

The directors/trustees are responsible for the general oversight of each fund’s business and for assuring that each fund is managed in the best interests of its shareholders. The directors/trustees meet regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Boards of the Price Funds held five regularly scheduled formal meetings during calendar year 2012. Each director/trustee attended 75% or more of the meetings of the Price Funds held in 2012. The funds are not required to hold an annual meeting of shareholders. Accordingly, no annual meeting of shareholders shall be held in any year in which it is not otherwise required to be held unless the Boards determine otherwise. If an annual meeting is held, the policy is that all nominee directors/trustees should attend, subject to availability. Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Boards believe that a committee structure is an effective means to permit directors/trustees to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees, a Committee of Independent Directors, a Joint Audit Committee, and an Executive Committee, which are described in greater detail in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors/trustees of the funds, is responsible for, among other things, reviewing and selecting candidates for election as independent directors/trustees to fill vacancies on each fund’s Board. Anthony W. Deering, as the lead independent director, serves as chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee met five times in 2012 in conjunction with the full Board.

The Joint Audit Committee consists of only independent directors/trustees. The current members of the committee are Anthony W. Deering, Robert J. Gerrard, Jr., John G. Schreiber, and Mark R. Tercek. Mr. Tercek serves as chairman of the committee. The Joint Audit Committee holds three regular meetings during each fiscal year. Two of the meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; and (6) any accounting, valuation, tax, or compliance questions relating to particular areas of the Price Funds’ operations or the operations of parties dealing with the Price Funds, as circumstances indicate. A third meeting is devoted primarily to a review of the risk management program of the funds’ investment adviser. The Joint Audit Committee met three times in 2012.

The Executive Committee, which consists of the interested directors/trustees, has been authorized by its respective Board to exercise all powers of the Boards of the funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director/trustee and reviewed after the fact by the full Board. The Executive Committee for each fund does not hold regularly scheduled meetings. The Executive Committee was not called upon to take any action on behalf of any funds during 2012.

Like other mutual funds, the funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Boards oversee risk as part of their oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ Chief Compliance Officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks faced by the funds and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from members of the investment adviser’s Risk Management Oversight Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment sub-advisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective. Not all risks that may affect the funds can be identified. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

In addition to the Boards and the three standing committees, the directors/trustees have established a Fixed Income Advisory Board with respect to the domestic fixed income Price Funds. The Advisory Board is composed of Robert J. Gerrard, Jr. and Cecilia E. Rouse. Advisory Board members serve in a consultative capacity to the Board of each of the domestic fixed income Price Funds and, in doing so, participate in Board discussions and review Board materials relating to the domestic fixed income Price Funds. However, Advisory Board members are not eligible to vote on any matter presented to the Boards of the domestic fixed income Price Funds and have no power to act on behalf of or bind the directors/trustees or any committee of the Board. It should be noted that the relevant Boards have decided to terminate the Fixed Income Advisory Board once the necessary votes are obtained at the annual shareholder meeting, and any adjournments thereto, to elect Mr. Gerrard and Dr. Rouse as directors/trustees of the domestic fixed income Price Funds as well.

If a shareholder wishes to send a communication to any of the Boards, or to a specified director/trustee, the communication should be submitted in writing to Patricia B. Lippert, Secretary of the T. Rowe Price Funds,

100 East Pratt Street, Baltimore, MD 21202, who will forward such communication to the directors/trustees.

Who are the nominees for trustee?

The Boards have proposed the slate of persons listed below and in the tables that follow for election as trustee, each to hold office until the next annual meeting (if any), retirement, or resignation, or until his or her successor is duly elected and qualified. Shareholders are being asked to elect the trustees of their respective fund(s) only.

A shareholder using the enclosed proxy card, or voting by telephone or Internet, can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, or a telephone or Internet vote is submitted without an election, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards may recommend. There are no family relationships among these nominees.

Independent Directors/Trustees. William R. Brody, Anthony W. Deering, Donald W. Dick, Jr., Karen N. Horn, John G. Schreiber and Mark R. Tercek currently serve as independent directors/trustees to all of the Price Funds. Robert J. Gerrard, Jr. and Cecilia E. Rouse currently serve as independent directors/trustees to all of the Price Funds, other than the domestic fixed income Price Funds. Shareholders are being asked to elect all of these current independent directors/trustees to the Boards of all the Price Funds. Shareholders are also being asked to elect Bruce W. Duncan and Paul F. McBride, neither of whom currently serves as independent director/trustee to any of the Price Funds, to the Boards of all the Price Funds.

Theo C. Rodgers, an independent director/trustee of the Price Funds since 2005, is retiring from the Boards and will not be standing for reelection.

Interested Directors/Trustees. Interested directors/trustees are considered as such because of their relationships with T. Rowe Price and its affiliates. They are also shareholders of T. Rowe Price Group, Inc., the parent company of the funds’ investment adviser. Edward C. Bernard currently serves as interested director/trustee and Chairman of the Board for all of the Price Funds. Michael C. Gitlin currently serves as interested director/trustee for all of the fixed income Price Funds. Brian C. Rogers currently serves as interested director/trustee for the asset allocation Price Funds and most of the equity Price Funds. Shareholders are being asked to elect Mr. Bernard to the Boards of all of the Price Funds, to elect Mr. Gitlin to each of the Boards of the Price Funds on which he currently serves, and to elect Mr. Rogers to each of the Boards of the Price Funds on which he currently serves as well as those Boards on which John H. Laporte currently serves.

Mr. Laporte, an interested director/trustee of certain equity Price Funds since 1985, is retiring from T. Rowe Price and the Boards and will not be standing for reelection.

Each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other nominees, has led to the conclusion that each nominee should serve on the Boards of the Price Funds. Attributes common to all nominees include the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the funds’ management and counsel and the various service providers to the funds, and to exercise reasonable business judgment in the performance of their duties as trustee. In addition, the actual service and commitment of the trustees during their tenure on the funds’ Boards is taken into consideration in concluding that each should continue to serve. A trustee’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a trustee of the Price Funds, public companies, or non-profit entities or other organizations; or other experiences.

Each nominee brings a diverse perspective to the Boards. Some of the specific experience, qualifications, and attributes that led to the conclusion that each nominee should serve as director/trustee are set forth below.

Edward C. Bernard has been an interested director/trustee, and Chairman of the Board, of all the Price Funds for the past 7 years. Mr. Bernard has 25 years of experience in the investment management industry, all of which have been with T. Rowe Price. In addition to his responsibilities with T. Rowe Price and the Price Funds, Mr. Bernard served as chairman (from 2009 to 2011) and is currently the vice chairman of the board of governors of the Investment Company Institute, the national trade association for the mutual fund industry.

William R. Brody has been an independent director/trustee of the Price Funds for the past 4 years. Dr. Brody has substantial experience in the public health and research fields, as well as academia. He previously served as President of the Johns Hopkins University, as well as on the boards of John Hopkins University, Johns Hopkins Health System, Salk Institute for Biological Studies, IBM, and Novartis. He has also served on the boards of a number of other private companies and non-profit entities, including Kool Smiles, Novamed, Stanford University, and the Commonwealth Fund, which funds health services research.

Anthony W. Deering has been an independent director/trustee of the Price Funds for more than 30 years. He currently serves as the lead independent director/trustee and as a member of the Joint Audit Committee. Mr. Deering brings a wealth of financial services and investment management experience to the Boards. He is the former chair and chief executive officer of the Rouse Company and has also served on the boards of a number of public companies, including Deutsche Bank

North America, Vornado Realty Trust, Mercantile Bank, and Under Armour. He has also served on the boards of a number of private companies and non-profit entities, including the Investment Company Institute, Baltimore Museum of Art, Parks & People Foundation, The Rouse Company Foundation, and The Charlesmead Foundation, among others.

Donald W. Dick, Jr. has been an independent director/trustee of the Price Funds for more than 30 years. He has significant investment and business experience from serving as a principal in a private equity firm and has previously served on the boards of manufacturing, construction, publishing and advertising companies in the U.S. and Europe.

Bruce W. Duncan has substantial experience in the fields of commercial real estate and property management. He currently serves as chief executive officer and director of First Industrial Realty Trust and has held a variety of senior roles and board positions with Starwood Hotels & Resorts.

Robert J. Gerrard, Jr. became an independent director/trustee of certain Price Funds in May 2012 and currently serves as a member of the Joint Audit Committee. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and as general counsel to Scripps Networks.

Michael C. Gitlin has been an interested director/trustee of certain fixed income Price Funds for the past three years. He has served as the Director of Fixed Income for T. Rowe Price since 2009. He joined T. Rowe Price in 2007, where he initially served as the Global Head of Trading until becoming the Director of Fixed Income. Prior to joining T. Rowe Price, he held several roles in the securities industry, including Head of U.S. Equity Sales at Citigroup Global Markets.

Karen N. Horn has been an independent director/trustee of the Price Funds for the past 10 years. Ms. Horn has substantial experience in the financial services industry and the arts. She is a limited partner and senior managing director of Brock Capital Group, and has served on the boards of a number of public companies, including Eli Lilly, Simon Property Group, the Federal National Mortgage Association, and Norfolk Southern. She has also served on the boards of a number of private companies and non-profit entities, including the National Bureau of Economic Research, Council on Foreign Relations, and the Florence Griswold Museum.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial and consumer durable segments. He also has significant global experience. He has served on the boards of a number of private and non-profit entities, including Dunbar Armored, Vizzia Technologies, Gilman School, and Living Classrooms Foundation.

Brian C. Rogers has been an interested director/trustee of certain Price Funds for more than 20 years. Mr. Rogers has served in a variety of senior leadership roles since joining T. Rowe Price in 1982. Prior to that, he was employed by Bankers Trust Company. In addition to his various offices held with T. Rowe Price and its affiliates, he serves as the portfolio manager of the Equity Income Fund and Equity Income Portfolio, and as a member of the T. Rowe Price Asset Allocation Committee.

Cecilia E. Rouse became an independent director/trustee of certain Price Funds in May 2012. Dr. Rouse has extensive experience in the fields of higher education and economic research. She has served in a variety of roles at Princeton University, including as a dean, professor and leader of economic research. She has also served on the board of MDRC, a non-profit education and social policy organization dedicated to improving programs and policies that affect the poor, and as a member of numerous entities, including the American Economic Association, National Bureau of Economic Research, National Academy of Education, and the Association of Public Policy and Management Policy Council.

John G. Schreiber has been an independent director/trustee of the Price Funds for more than 20 years and currently serves as a member of the Joint Audit Committee. He has significant experience investing in real estate transactions and brings substantial financial services and investment management experience to the boards. He is the President of Centaur Capital Partners, Inc. and is a Partner and Co-Founder of Blackstone Real Estate Advisors. He previously served as Chairman and CEO of JMB Urban Development Co. and Executive Vice President of JMB Realty Corporation. Mr. Schreiber currently serves on the boards of JMB Realty Corporation, General Growth Properties, and Blackstone Mortgage Trust, and is a past board member of Urban Shopping Centers, Inc., Host Hotels & Resorts, Inc., The Rouse Company and AMLI Residential Properties Trust.

Mark R. Tercek has been an independent director/trustee of the Price Funds for the past four years and currently serves as chairman of the Joint Audit Committee. He brings substantial financial services experience to the boards. He was a managing director of Goldman Sachs and is currently president and chief executive officer of The Nature Conservancy.

The following table entitled “Nominees for Election as Independent Trustee” provides biographical information for the nominated independent trustees, along with their principal occupation(s) during the past five years and any directorships of public companies and other investment companies. The trustees of the funds believe it is important to have an investment in the Price Funds. Trustees are expected to invest the equivalent of at least one year of their trustees’ fees in the Price Funds and new trustees are given at least three years to reach this threshold. The nominees allocate their investments among the Price Funds based on their own investment objectives. Accordingly, the table also shows their ownership in the funds on which they currently serve or to which they are being nominated to serve as director, as well as their total ownership in all of the Price Funds. The table entitled “Nominees for Election as Interested Trustee” provides similar information, except the information pertains to the nominated interested trustees.

Nominees for Election as Independent Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

William R. Brody, 1944

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

President and Trustee, Salk Institute for Biological Studies (2009 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, John Hopkins Health System (1996 to 2009); Novartis, Inc. (2009 to present); IBM (2007 to present)

	New Horizons Retirement 2015 Retirement 2020	over $100,000 over $100,000 over $100,000	over $100,000

Anthony W. Deering, 1945

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Under Armour (2008 to present); Vornado Realty Trust (2004 to 2012)

	Equity Income Global Technology Institutional Floating Rate	over $100,000 over $100,000 over $100,000	over $100,000

Donald W. Dick, Jr., 1943

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Balanced

Blue Chip Growth

Capital Appreciation

Dividend Growth

Equity Income

Growth & Income

Growth Stock

Health Sciences

High Yield

Inflation Protected Bond

Science & Technology

Short-Term Bond

Summit Cash Reserves

U.S. Treasury Intermediate

		over $100,000 $10,001-$50,000 over $100,000 $50,001-$100,000 over $100,000 $10,001-$50,000 over $100,000 over $100,000 over $100,000 over $100,000 $10,001-$50,000 $50,001-$100,000 over $100,000 $1-$10,000	over $100,000

Nominees for Election as Independent Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Bruce W. Duncan, 1951

100 E. Pratt Street, Baltimore, MD 21202

President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, hotel and leisure company; Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006); Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009)

	None	None	None

Robert J. Gerrard, Jr., 1952

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all equity and international Price Funds (91 portfolios)

Chairman of Compensation Committee, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009); and Advisory Board member, Pipeline Crisis/Winning Strategies (1997 to present)

Capital Appreciation

Financial Services

Global Real Estate

Global Technology

Health Sciences

Media & Telecommunications

Mid-Cap Growth—Advisor Class

New Horizons

New Income

Retirement 2020

Small-Cap Stock

Small-Cap Value

Spectrum Income

Ultra Short-Term Bond

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

$50,001-$100,000

$10,001-$50,000

$10,001-$50,000

$50,001-$100,000

$1-$10,000

$1-$10,000

$10,001-$50,000

$10,001-$50,000

over $100,000

Nominees for Election as Independent Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Karen N. Horn, 1943

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Simon Property Group (2004 to present); Norfolk Southern (2008 to present); Fannie Mae (2006 to 2008)

	Retirement 2015 Retirement 2020	over $100,000 over $100,000	over $100,000

Paul F. McBride, 1956

100 E. Pratt Street, Baltimore, MD 21202

Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010) and President, Worldwide Power Tools Business (1999 to 2004), Black & Decker Corporation; Former Company Officer and President, GE Silicones Business (1998 to 1999) and President, GE Plastics Asia/Pacific (1997), General Electric Company

	Capital Appreciation Health Sciences New America Growth Real Estate	over $100,000 over $100,000 over $100,000 over $100,000	over $100,000

Nominees for Election as Independent Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Cecilia E. Rouse, 1963

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all equity and international Price Funds (91 portfolios)

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member of National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member of President’s Council of Economic Advisers (2009 to 2011); Member of The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member of National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Member of and Director, National Economic Association (2006 to 2008); Member of Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member of Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); and Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008) and (2012 to present)

	Personal Strategy Balanced	$50,001-$100,000	$50,001-$100,000
Nominees for Election as Independent Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

John G. Schreiber, 1946

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); General Growth Properties, Inc. (2010 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Blue Chip Growth

GNMA

Growth & Income

High Yield

Japan

New Income

Prime Reserve

Short-Term Bond

Summit Cash Reserves

Summit Municipal Income

Summit Municipal Intermediate

Summit Municipal Money Market

Tax-Free High Yield

U.S. Treasury Intermediate

U.S. Treasury Long-Term

U.S. Treasury Money

Value

over $100,000

over $100,000

over $100,000

over $100,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

$1-$10,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

over $100,000

over $100,000

$1-$10,000

over $100,000

over $100,000

Mark R. Tercek, 1957

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all Price Funds (144 portfolios)

President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

Summit Cash Reserves	over $100,000*	over $100,000*

* Holdings of Price Funds are as of 7/8/2013.

Nominees for Election as Interested Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Edward C. Bernard, 1956

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee and Chairman of the Board of all Price Funds (144 portfolios)

Director and Vice President, T. Rowe Price Associates, Inc.; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International Ltd

Emerging Markets Stock

Equity Income

Global Stock

Growth & Income

Growth Stock

High Yield

International Discovery

International Stock

New Asia

New Horizons

Prime Reserve

Retirement 2055

Science & Technology

Small-Cap Value

Spectrum Growth

Spectrum Income

Spectrum International

Summit Cash Reserves

over $100,000

$50,001-$100,000

over $100,000

$50,001-$100,000

$50,001-$100,000

$10,001-$50,000

$10,001-$50,000

$10,001-$50,000

over $100,000

$10,001-$50,000

over $100,000

over $100,000

over $100,000

$10,001-$50,000

over $100,000

$10,001-$50,000

$10,001-$50,000

over $100,000

over $100,000

Michael C. Gitlin, 1970

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of all fixed income Price Funds (51 portfolios)

Vice President, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Associates, Inc., T. Rowe Price Group, Inc., and T. Rowe Price International Ltd; President, Multi-Sector Account Portfolios

	Capital Appreciation Dividend Growth Fund Emerging Markets Local Currency Bond Floating Rate Global Allocation Retirement 2035 Short-Term Bond Summit Cash Reserves Ultra Short-Term Bond	over $100,000 $50,001-$100,000 over $100,000 $50,001-$100,000 over $100,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000	over $100,000

Nominees for Election as Interested Trustee
Name, Year of Birth, Address, Position on Fund Board, and Principal Occupations and Other Directorships of Public Companies	Dollar Range of Fund Shares Beneficially Owned, Directly or Indirectly, as of 6/30/13		Total Dollar Range of Shares Owned, Directly or Indirectly, in All Funds Overseen or to be Overseen, as of 6/30/13

Brian C. Rogers, 1955

100 E. Pratt Street, Baltimore, MD 21202

Director/Trustee of certain asset allocation and equity Price Funds (76 portfolios)

Chief Investment Officer, Director, and Vice President, T. Rowe Price Associates, Inc.; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Equity Income Fund, Equity Series, and Institutional Equity Funds; Vice President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund

	Corporate Income Equity Income Global Stock Growth Stock Japan Media & Telecommunications New America Growth Prime Reserve Science & Technology Spectrum Income Summit Cash Reserves Value	over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 over $100,000 $50,001-$100,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000	over $100,000

Some nominees have served as a trustee of the Price Funds for more than 20 years, including as members and/or chairs of the Boards’ standing committees. The following table entitled “Term of Price Funds Trusteeship” shows the year from which each nominated trustee has served on each fund’s Board (or that of the trust of which the fund is a part). Please note that Messrs. Duncan and McBride are not shown in the table because they do not currently serve on the Board of any Price Fund.

Term of Price Funds Trusteeship
Trust	Brody	Deering	Dick	Gerrard	Horn	Rodgers	Rouse	Schreiber	Tercek	Bernard	Gitlin	Rogers
California Tax-Free Income Trust	2009	1986	2001	—	2003	2005	—	1992	2009	2006	2010	—
Capital Appreciation	2009	2001	1986	2012	2003	2005	2012	2001	2009	2006	—	2006
Equity Income	2009	2001	1994	2012	2003	2005	2012	2001	2009	2006	—	2006
GNMA	2009	1985	2001	—	2003	2005	—	1992	2009	2006	2010	—
New America Growth	2009	2001	1985	2012	2003	2005	2012	2001	2009	2006	—	—
State Tax-Free Income Trust	2009	1986	2001	—	2003	2005	—	1992	2009	2006	2010	—

What are the directors/trustees paid for their services to the funds?

Messrs. Bernard, Gitlin, and Rogers are considered “interested persons” of the funds because they are employed by, and also serve as officers of, T. Rowe Price and its affiliates. The officers of the funds and interested directors/trustees do not receive any compensation or benefits from the funds for their service.

The independent trustees are paid $250,000 for their service on the Boards. The Lead Independent Director receives an additional $100,000 annually for serving in this capacity. An independent trustee serving on the Joint Audit Committee receives an additional $9,000 for his/her service and the chairman of the Joint Audit Committee receives an additional $18,000 for his/her service. Members of the Fixed Income Advisory Board are paid the same compensation from each domestic fixed income Price Fund as those funds’ independent trustees are paid.

The following table entitled “Compensation” shows the accrued amounts paid by each fund, and the total compensation that was paid from all of the funds, to the independent directors/trustees and Advisory Board members for the 2012 calendar year. The fees are allocated to each fund on a pro rata basis based on each fund’s net assets relative to the other funds. The independent directors/trustees of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Compensation
T. Rowe Price Fund	Aggregate Compensation From Fund
	Brody	Deering	Dick	Gerrard	Horn	Rodgers*	Rouse	Schreiber	Tercek
California Tax-Free Bond	745	1,070	745	494	745	745	485	772	780
California Tax-Free Money	560	805	560	357	560	560	351	580	587
Capital Appreciation	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Equity Income	4,584	6,582	4,584	2,887	4,584	4,584	2,836	4,749	4,800
Georgia Tax-Free Bond	642	922	642	419	642	642	411	665	673
GNMA	1,595	2,291	1,595	1,109	1,595	1,595	1,090	1,653	1,672
Maryland Short-Term Tax-Free Bond	648	930	648	419	648	648	412	671	679
Maryland Tax-Free Bond	1,740	2,498	1,740	1,220	1,740	1,740	1,199	1,802	1,824
Maryland Tax-Free Money	588	844	588	375	588	588	369	609	615
New America Growth	2,512	3,608	2,512	1,834	2,512	2,512	1,801	2,603	2,635
New Jersey Tax-Free Bond	679	976	679	446	679	679	438	704	712
New York Tax-Free Bond	760	1,092	760	505	760	760	497	787	796
New York Tax-Free Money	561	805	561	357	561	561	350	581	587
Virginia Tax-Free Bond	1,093	1,570	1,093	749	1,093	1,093	735	1,132	1,146
Total Compensation From Funds and Fund Complex (a)	250,000	359,000	250,000	169,667	250,000	250,000	166,667	259,000	262,000

* Theo C. Rodgers is retiring from the Boards and is not seeking re-election.

(a) Represents compensation actually paid for the calendar year 2012 for all Price Funds. This amount will not equal the sum of the individual fund amounts shown in the table, which does not include any funds that are organized as Maryland corporations.

What vote is required to elect the trustees?

Each Board will consist of 12 trustees. Proposal 1 requires the affirmative vote of a plurality of the shares present and entitled to vote at the meeting to elect the Board members of that fund.

For each trust that consists of a single series with no additional share classes, all shareholders vote together and the 12 nominees receiving the highest number of votes cast at the meeting shall be elected trustees of that fund (provided a quorum is present). For each trust that consists of multiple series and/or share classes, all series and classes of the trust vote together. The 12 nominees receiving the highest number of the combined votes cast at the meeting by the shareholders of all series and classes of each trust shall be elected trustees of that trust (provided a quorum is present).

The Boards of Trustees, including the funds’ independent trustees, recommend that shareholders vote FOR all of the proposed nominees.

PROPOSAL NO. 2 — Amend Investment Objective for the Equity Income Fund

Equity Income Fund (and its Advisor and R Classes)

The Equity Income Fund’s current investment objective is as follows: “The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.” In connection with the fund’s current investment objective, the fund’s principal investment strategies, as set forth in the fund’s prospectus, provide that the fund will normally invest at least 80% of net assets in common stocks and 65% in the common stocks of well-established companies paying above-average dividends.

The Board proposes that the Equity Income Fund’s investment objective be changed to the following: “The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.” To conform to the new investment objective, the fund’s principal investment strategies would be revised to provide that the fund will normally invest at least 80% of its net assets in stocks with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued.

While there will be no material changes to the fund’s current investment program (nor are any anticipated as a result of the change in investment objective), the Board, upon recommendation by the fund’s investment adviser, believes that fund shareholders will benefit from the more general investment objective by allowing the fund greater flexibility to execute its investment strategies in the future. There are no generally accepted positions regarding what is considered substantial dividend income or above-average dividends, or what market capitalization should define a company as well-established. However, the fund’s principal investment strategies have interpreted the term “substantial dividend income” to mean that, under normal conditions, the yield on the fund’s portfolio securities generally exceeds the yield on the fund’s benchmark, the Standard & Poor’s 500 Stock Index. Removing the references to “substantial dividend income” and “established companies” from the fund’s investment objective is not expected to alter the fund’s investment style as the portfolio manager will continue to employ a value approach to stock selection and seek stocks of large-capitalization companies with strong track records of paying dividends. The fund’s investment adviser continues to believe that income can be a significant contributor to the fund’s total return over time and it does not intend to depart from this approach. The reference to how the fund defines the term “substantial dividend income” will be removed from the fund’s principal investment strategies, although the strategies will be revised to explain that the fund’s yield is expected to normally be above that of the Standard & Poor’s 500 Stock Index and to clarify that the fund’s investments will mainly be in large-capitalization stocks.

There will be no material changes to the fund’s current investment program, or to the fund’s overall risk profile, as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program.

What vote is required to approve the fund’s amendment to its investment objective?

Proposal No. 2 requires the affirmative vote of the lesser of: (1) 67% or more of the Equity Income Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Equity Income Fund’s outstanding shares. Shareholders of all classes of the Equity Income Fund vote together on the proposal affecting the fund.

If the proposed amendment to the Equity Income Fund’s investment objective is approved by shareholders, it is expected to become effective on or about November 1, 2013. An amendment to the Equity Income Fund’s prospectus or summary prospectus will be sent to shareholders to notify them of the changes.

The Board of Trustees of the Equity Income Fund, including the fund’s independent trustees, recommends that shareholders of the fund vote FOR the proposal.

PROPOSAL NO. 3 — Revise the Fundamental Policy on Commodities for All Funds (other than the T. Rowe Price money market funds)

The funds included in this proxy statement have adopted the following policy on commodities:

“The funds may not, as a matter of fundamental policy, purchase or sell physical commodities, except that the funds (other than the money funds) may enter into futures contracts and options thereon.”

The Boards are proposing that this policy be replaced with a new fundamental policy relating to commodities. Other than for the California Tax-Free Money Fund, Maryland Tax-Free Money Fund, and New York Tax-Free Money Fund, each fund’s Board is proposing, upon recommendation by the funds’ investment adviser, that the funds adopt the following policy on commodities:

“The funds may not, as a matter of fundamental policy, purchase or sell commodities except to the extent permitted by applicable law.”

The 1940 Act requires an investment company to state its fundamental investment restriction regarding the purchase and sale of commodities. The Boards believe that changing the term “physical commodities” to “commodities” in the policy better conforms with the 1940 Act requirements, and the increased flexibility from broadening the policy from investments only in commodity-related futures and options to any commodity-related investments permitted by law will benefit fund shareholders.

Since the initial adoption of this policy for the Price Funds, the financial markets and regulatory guidance have evolved and new types of financial instruments have become available as potential investment opportunities, including investments in commodity-linked investments. The proposed fundamental investment policy has already been adopted by the most recently incepted Price Funds, and the Boards and T. Rowe Price consider this policy to be well-suited to today’s regulatory and investment environments. The policy would still provide that direct investments in commodities are prohibited, but would clarify the funds’ authority to enter into a variety of derivative transactions relating to commodities. The proposed change is intended to preserve the funds’ flexibility to invest in a variety of modern financial instruments that could technically be considered commodities and will allow the funds to buy and sell various financial instruments representing interests in commodities and enter into swaps and other commodity-related derivative transactions involving commodities. T. Rowe Price does not anticipate any immediate changes to the manner in which any of the Price Funds are managed as a result of this change. However, the policy reflects the notion that increasing numbers of mutual funds are using investments in commodity-related derivatives transactions to help meet their investment objectives and should provide the funds with greater flexibility in the future to pursue new opportunities as they become available.

This change will not apply to any of the T. Rowe Price money market funds since such funds are prohibited from entering into derivatives transactions under Rule 2a-7 of the 1940 Act. Therefore, shareholders of the following funds are not being asked to vote on the proposal: California Tax-Free Money Fund; Maryland Tax-Free Money Fund; and New York Tax-Free Money Fund.

What vote is required to revise the fundamental policy on commodities for each fund?

Proposal No. 3 requires the affirmative vote of the lesser of: (1) 67% or more of the fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the fund’s outstanding shares. Shareholders of all classes of a particular fund vote together on the proposal affecting that fund. However, the approval to revise the fundamental policy on commodities for a particular fund is not contingent upon obtaining approval to adopt a new fundamental policy on commodities for the other funds under this proposal.

If the proposed amendment to the fundamental policy is approved by shareholders, it is expected to become effective on or about November 1, 2013, and the funds’ Statement of Additional Information will be revised accordingly.

The Boards of Trustees of the funds, including the funds’ independent trustees, recommend that shareholders of the relevant fund vote FOR the proposal affecting that fund.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholders’ meeting for a Massachusetts business trust, a majority of the trust’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the trust’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. With respect to proposal 1 to elect trustees, you may direct the proxy holders to vote your shares on the proposal by checking the appropriate box “FOR ALL NOMINEES” or “FOR ALL EXCEPT,” or instruct them not to vote those shares on the proposal by checking the “WITHHOLD AUTHORITY” box. With respect to proposals 2 and 3, you may direct the proxy holders to vote FOR or AGAINST or ABSTAIN. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. If you properly execute your proxy card, or submit your vote via the telephone or Internet, and give no voting instructions with respect to the election of trustees or any of the other proposals, your shares will be voted FOR ALL NOMINEES and FOR all of the other proposals on which you are entitled to vote.

Abstentions and “broker nonvotes” (as described below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a proposal must be approved by a plurality vote, abstentions and broker nonvotes will have no effect on the result of the vote. Because the proposals, other than the proposal for the election of trustees, must be approved by a percentage of voting securities present at the meeting or a majority of the fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the applicable proposal.

For shares of a fund held in an individual retirement account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Shares of the Price Funds that are held by other Price Funds will be voted in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

How are proxies delivered and votes recorded?

This proxy statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 55046, Boston, MA 02205-9836. Any mailed proxies sent to this address will be delivered to Boston Financial Data Services, Inc. (“BFDS”), whom the funds have retained to tabulate the votes. Some shareholders will not automatically receive a copy of this entire proxy statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at eproxyvote.com/trp to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the funds and their shareholders. Unless the funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, MD 21297-1630.

In addition, the funds have arranged through BFDS to have votes recorded through the Internet through eproxyvote.com/trp or by telephone at
1-866-977-7699. The telephone and Internet voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. BFDS is responsible for assisting the Price Funds in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m. on October 22, 2013.

How can proxies be solicited?

Trustees and officers of the funds, and employees of T. Rowe Price (and its affiliates), may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price and its affiliates have in their records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds will also use the services of BFDS to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the funds’ overall proxy campaign, BFDS will receive a management fee plus reimbursement for out-of-pocket expenses. BFDS will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting proxy materials on behalf of the funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by BFDS will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the costs paid to BFDS on behalf of all Price Funds (and not just the funds included in this proxy statement) are estimated to be approximately $4.7 million. In addition, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the shareholder meetings and the proxy solicitation, including the use of BFDS, will be paid for by each fund in proportion to its relative asset size. However, any of these expenses that would result in a fund’s total expense ratio exceeding its contractual expense limitation will be borne by T. Rowe Price.

Are the funds required to hold annual meetings?

Under Massachusetts law, the funds are not required to hold annual meetings. The Board of Trustees of each fund has determined that the funds will take advantage of this Massachusetts law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act or Massachusetts law, unless the Boards determine otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by each fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the funds begin to print and mail their proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the funds’ investment adviser, principal underwriter, and other service providers?

T. Rowe Price serves as investment adviser to all of the Price Funds and provides the funds with investment management services, and is responsible for supervising and overseeing the funds’ investment programs.

Each fund also has an accounting services agreement with T. Rowe Price, an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”), and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The taxable funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Each of these service providers is a wholly owned subsidiary of T. Rowe Price.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117.

Who are the funds’ executive officers?

John R. Gilner serves as Chief Compliance Officer for all of the Price Funds. In addition, Mr. Gilner is the Chief Compliance Officer and a Vice President of T. Rowe Price, as well as a Vice President of T. Rowe Price Group, Inc. Gregory K. Hinkle serves as Treasurer for all of the Price Funds. Mr. Hinkle is a Vice President of T. Rowe Price and T. Rowe Price Group, Inc. The following table, entitled “Executive Officers of the Funds,” lists the other executive officers of all of the funds covered by this proxy statement and their positions with each fund, T. Rowe Price, and T. Rowe Price Group, Inc. Each executive officer has been an officer of T. Rowe Price, T. Rowe Price Group, Inc. and the funds for at least the last five years unless otherwise indicated.

Executive Officers of the Funds
Officer, Year of Birth	Position With Fund	Position With T. Rowe Price	Position With T. Rowe Price Group
California Tax-Free Income Trust
Hugh D. McGuirk, 1960 Joseph K. Lynagh, 1958 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President	Vice President Vice President Vice President	Vice President Vice President Vice President
Capital Appreciation
David R. Giroux, 1975	President	Vice President	Vice President
Equity Income
Brian C. Rogers, 1955	President	Chief Investment Officer, Director, and Vice President	Chairman of the Board, Chief Investment Officer, Director, and Vice President
GNMA
Andrew C. McCormick, 1960	President	Vice President	Vice President
New America Growth
Daniel Martino, 1974	President	Vice President	Vice President
State Tax-Free Income Trust
Hugh D. McGuirk, 1960 Charles B. Hill, 1961 Joseph K. Lynagh, 1958 Konstantine B. Mallas, 1963	President Executive Vice President Executive Vice President Executive Vice President	Vice President Vice President Vice President Vice President	Vice President Vice President Vice President Vice President

For all funds other than those referred to in the next sentence, the executive officers and trustees of each fund, as a group, beneficially owned, directly or indirectly, less than 1% of any of the fund’s outstanding shares as of June 30, 2013. For the following funds, the executive officers and directors/trustees of each fund, as a group, beneficially owned, directly or indirectly, the following percentages of each such fund’s outstanding shares as of June 30, 2013: Maryland Short-Term Tax-Free Bond Fund (2.64%) and Maryland Tax-Free Bond Fund (1.08%).

How many outstanding shares are there of each fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each fund, as of August 23, 2013.

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
California Tax-Free Bond
California Tax-Free Money
Capital Appreciation
Equity Income
Georgia Tax-Free Bond
GNMA
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
Maryland Tax-Free Money
New America Growth
New Jersey Tax-Free Bond
New York Tax-Free Bond
New York Tax-Free Money
Virginia Tax-Free Bond

Who are the principal holders of each fund’s shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated funds and/or classes, as of June 30, 2013.

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
California Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account San Francisco, California 94105 National Financial Services for the Exclusive Benefit of Our Customers Jersey City, New Jersey 07310	2,329,397 2,757,819	6.06 7.18
California Tax-Free Money	Georgette O’Connor Day TR Georgette O’Connor Day Trust Los Angeles, California	10,185,831	12.49
Capital Appreciation	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC Jersey City, New Jersey 07399	61,750,021 61,635,227 38,238,224	9.73 9.71 6.03
Capital Appreciation Fund–Advisor Class	Ameritas Life Insurance Corporation Separate Account G Lincoln, Nebraska 68510 Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	2,246,308 6,549,979 6,279,212	8.88 25.90 24.83

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
Equity Income	Edward D. Jones & Company Shareholder Accounting Saint Louis, Missouri 63131 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Baltimore, Maryland 21297	56,511,443 76,708,761 97,013,790	6.92 9.39 11.88
Equity Income Fund–Advisor Class	John Hancock Life Insurance USA RPS Trading Ops Boston, Massachusetts 02210 National Financial Services for the Exclusive Benefit of Our Customers	18,261,475 26,804,456	23.22 34.08
Equity Income Fund–R Class	American United Life Separate Account II Indianapolis, Indiana 46206 DCGT as Trustee and/or Custodian FBO Principal Financial Group Qualified Print Advertising Omnibus Des Moines, Iowa 50392 Hartford Life Insurance Company Separate Account Hartford, Connecticut 06104 Nationwide Trust Company FSB c/o IPO Portfolio Accounting Columbus, Ohio 43218	2,230,464 799,492 712,658 636,751	21.50 7.71 6.87 6.14
Georgia Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	3,567,497 3,540,570	17.59 17.45
GNMA	Spectrum Income Fund T. Rowe Price Associates Baltimore, Maryland 21202	61,439,114	35.73(a)
Maryland Short-Term Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account	4,266,852	10.10
Maryland Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account	11,994,895	6.42
New America Growth	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers TD Ameritrade, Inc. FBO Our Customers Omaha, Nebraska 68103 T. Rowe Price Trust Company	9,408,793 15,940,374 6,450,909 4,987,038	11.03 18.69 7.56 5.85

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
New America Growth Fund–Advisor Class	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Parsippany, New Jersey 07054 VRSCO FBO AIG FSB Custodian Trustee FBO Wakemed Retirement Savings Plan 403B Houston, Texas 77019	1,857,475 2,258,376 957,214 836,684	12.86 15.64 6.63 5.79
New Jersey Tax-Free Bond	National Financial Services for the Exclusive Benefit of Our Customers	4,665,466	17.99
New York Tax-Free Money	H. Mark Glasberg and Paula D. Glasberg, Joint Tenants New York, New York	9,234,403	11.24
Virginia Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	6,918,886 6,151,207	8.57 7.62

(a) At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Joint Audit Committee has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Price Funds for their current fiscal years, and such selection has also been approved by the funds’ independent trustees. Representatives of PricewaterhouseCoopers are not expected to be present at the meeting or available to make a statement or respond to any shareholders’ questions.

The following table, entitled “Independent Auditor Fees,” sets forth the audit, audit-related, tax, and all other fees billed to the Price Funds by PricewaterhouseCoopers in each of the last two fiscal years. Audit fees are billed for professional services rendered by PricewaterhouseCoopers for the audit of each fund’s annual financial statements and for services normally provided in connection with statutory and regulatory filings. Audit-related fees are billed to the Price Funds for assurance and related services by PricewaterhouseCoopers that are reasonably related to the performance of the audit of each fund’s financial statements. The nature of services comprising these fees is the issuance of a report on internal controls. Tax fees are billed to the Price Funds for services rendered by PricewaterhouseCoopers for tax compliance, tax advice, and tax planning. The nature of services comprising these fees includes the review of distribution calculations and the preparation of federal, state, and excise tax returns. All other fees are billed for all other services rendered to the Price Funds by PricewaterhouseCoopers. The nature of the service comprising these fees is based on agreed-upon procedures relating to advisory contract approvals by the Price Funds’ Boards of Trustees. The Joint Audit Committee has considered whether the provisions of the services covered under “Other Fees” is compatible with maintaining the independence of PricewaterhouseCoopers.

Independent Auditor Fees
T. Rowe Price Fund	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year	Previous Fiscal Year	Current Fiscal Year
California Tax-Free Bond	14,069	12,079	972	995	3,297	3,205	148	148
California Tax-Free Money	13,891	11,549	972	995	3,260	3,098	148	148
Capital Appreciation	22,146	26,888	976	994	5,117	7,761	149	148
Equity Income	30,340	36,554	976	994	6,942	10,983	149	148
Georgia Tax-Free Bond	13,964	11,777	972	995	3,276	3,143	148	148
GNMA	14,749	14,903	985	999	3,435	3,742	147	148
Maryland Short-Term Tax-Free Bond	13,992	11,823	972	995	3,281	3,154	148	148
Maryland Tax-Free Bond	14,780	15,232	972	995	3,437	3,790	148	148
Maryland Tax-Free Money	13,932	11,640	972	995	3,268	3,118	148	148
New America Growth	16,999	16,019	976	994	3,984	4,928	149	148
New Jersey Tax-Free Bond	14,001	11,884	972	995	3,283	3,166	148	148
New York Tax-Free Bond	14,059	12,124	972	995	3,294	3,212	148	148
New York Tax-Free Money	13,898	11,550	972	995	3,261	3,099	148	148
Virginia Tax-Free Bond	14,371	13,083	972	995	3,359	3,405	148	148

00086395

T. Rowe Price Logo	800 999 999 999 9

P.O. Box 55046 Boston, MA 02205-5046	T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS OCTOBER 22, 2013, 8:00 a.m., Eastern Time
The New York Palace Hotel 455 Madison Avenue New York, New York 10022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on OCTOBER 22, 2013.

Under new Securities and Exchange Commission (SEC) rules, we are notifying you that the proxy materials for the Annual Meeting of Shareholders and access to a proxy voting website are available to you over the Internet. Please follow the instructions below to view the proxy materials and vote online, or to request copies. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the Board’s recommendations. Your vote is important!

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1: Go to the electronic voting site at www.eproxyvote.com/trp.

Step 2: Access and view the proxy materials, which consists of our proxy statement and form of proxy ballot by clicking on the links provided.

Step 3: Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement and form of proxy ballot are available at www.eproxyvote.com/trp.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy ballot (see instructions above). If you wish to vote at the meeting, please bring this notice and proper identification with you.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge. Please make your request for a copy as instructed below on or before October 8, 2013, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.ematerials.com/trp

Follow the simple instructions to log in and order a paper and/or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

TELEPHONE – Using a touch-tone phone, call us toll free at 1-866-551-3628 in the U.S. or Canada

Follow the simple instructions to log in to order a paper or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

E-MAIL – Send us an e-mail at fundproxy@ematerials.com with “T. Rowe Price Funds Material Request” in the subject line.

This e-mail must include in the message 1) Your full name and address, 2) the 13-digit number in the box preceded by an arrow on the top, right side of the front of this notice and 3) your preference to receive current printed proxy materials via mail. If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address. If you would like this electronic delivery preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

T. ROWE PRICE FUNDS SHAREHOLDER MEETING INFORMATION

Matter(s) intended to be acted upon at the Annual Meeting of Shareholders are listed below.

The Board recommends that you vote FOR the following proposal(s):

1. Election of directors/trustees.

2. Approval to change the investment objective.

3. Approval to change the fundamental policy on commodities.

Applicable Funds:

T. ROWE PRICE NEW AMERICA GROWTH FUND, T. ROWE PRICE EQUITY INCOME FUND, GEORGIA TAX-FREE BOND FUND, NEW YORK TAX-FREE MONEY FUND

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T. Rowe Price Proxy Statement

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You may vote your shares online via a secure website. Certain credentials are required before you will be allowed to vote.

These can be found on the notice you received in the mail.

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T. Rowe Price Proxy Statement

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T. Rowe Price Logo	Multiple Accounts Proxy Ballot
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

810 999 999 999 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on August 23, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

810 999 999 999 9

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2 and 3. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

Express Vote Option

To vote ALL accounts as the Board recommends for the proposals, mark the box at the right. No other vote is necessary. If voting via Internet or Touchtone phone, use 13-digit number above to vote all accounts.

// (Box)
OR	Vote each account separately by filling in the associated ballot(s) below. If voting via Internet or Touchtone phone, use 13-digit numbers below to vote.

INDIVIDUAL ACCOUNT BALLOT	(1 of 4)
712 000 000 000 9	Account Owner: JOHN SMITH
Fund Name T. ROWE PRICE NEW AMERICA GROWTH FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
3. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(2 of 4)
715 000 000 000 9	Account Owner: JOHN SMITH, JR.
Fund Name NEW YORK TAX-FREE MONEY FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

INDIVIDUAL ACCOUNT BALLOT	(3 of 4)
714 000 000 000 9	Account Owner: JANE SMITH
Fund Name T. ROWE PRICE EQUITY INCOME FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Karen N. Horn
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
3. Approval to change the fundamental policy on commodities.		//	//	//

INDIVIDUAL ACCOUNT BALLOT	(4 of 4)
718 000 000 000 9	Account Owner: JOAN SMITH
Fund Name GEORGIA TAX-FREE BOND FUND
		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
1. Election of directors/trustees:		//	//	//

(01) Edward C. Bernard	(07) Michael C. Gitlin
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
3. Approval to change the fundamental policy on commodities.		//	//	//

T. Rowe Price Logo	Your Vote is Important
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

712 000 000 000 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on August 23, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

INDIVIDUAL ACCOUNT BALLOT	(1 of 1)
712 000 000 000 9	Account Owner: ABC COMPANY
Fund Name FUND NAME PRINTS HERE

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2 and 3. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

1. Election of directors/trustees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01) Edward C. Bernard	(07) Karen N. Horn	//	//	//
(02) William R. Brody	(08) Paul F. McBride
(03) Anthony W. Deering	(09) Brian C. Rogers
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
2. Approval to change the investment objective.		//	//	//
3. Approval to change the fundamental policy on commodities.		//	//	//

T. Rowe Price Logo	Your Vote is Important
P.O. Box 55046 Boston, MA 02205-5046
Vote by Internet: Please go to the electronic voting site at www.eproxyvote.com/trp. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone: Please call us toll-free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail: Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

712 000 000 000 9

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on August 23, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of the Funds to be held on October 22, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/trp.

Note: Please sign exactly as your name(s) appears on the Ballot. If you are signing this Ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature ______________________________ Signature ______________________________ Date __________________________________

Proposal(s) listed on reverse side.

INDIVIDUAL ACCOUNT BALLOT	(1 of 1)
712 000 000 000 9	Account Owner: ABC COMPANY
Fund Name FUND NAME PRINTS HERE

The Board recommends a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2 and 3. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. /X/

1. Election of directors/trustees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
(01) Edward C. Bernard	(07) Michael C. Gitlin	//	//	//
(02) William R. Brody	(08) Karen N. Horn
(03) Anthony W. Deering	(09) Paul F. McBride
(04) Donald W. Dick, Jr.	(10) Cecilia E. Rouse
(05) Bruce W. Duncan	(11) John G. Schreiber
(06) Robert J. Gerrard, Jr.	(12) Mark R. Tercek
*To withhold authority to vote for any individual nominee(s) write the number of the nominee(s) in the box below

		FOR	AGAINST	ABSTAIN
3. Approval to change the fundamental policy on commodities.		//	//	//

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After carefully reviewing your proxy materials, if you wish to “eXpress Vote” all your eligible account(s) for this shareholder meeting as your fund’s Board of Directors/Trustees has recommended; check the box to the left and select the “Submit” button below.

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If you have any questions, please call toll free 1-855-800-9420 Monday thru Friday 9 a.m. to 6 p.m. EDT and Saturday 10 a.m. to 6 p.m. EDT to speak with a client service representative.

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Voted Accounts

Fund Name	Account	Registration
_ CALIFORNIA TAX-FREE MONEY FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

_ T. ROWE PRICE GNMA FUND	***1235	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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_ T. ROWE PRICE CAPITAL APPRECIATION FUND	****1234	Shareholder Name
_ T. ROWE PRICE GNMA FUND	****1235	Shareholder Name

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Electronic Voting Site

Shareholder Name

Shareholder Address

T. ROWE PRICE FUNDS
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Edward C. Bernard and David Oestreicher, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of the referenced fund (the “Fund”) held of record by the undersigned on August 23, 2013 at the Annual Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 22, 2013, at 8:00 a.m., Eastern time, at The New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

The Board recommends a vote “FOR” each Proposal.

Check this box to cast your vote in accordance with the recommendations of the Board: _

This Ballot is for

FUND NAME	Shareholder Name

The Board recommends a vote “FOR” all Nominees and Proposals

1 Election of directors/trustees:

_ FOR ALL NOMINEES

_ WITHHOLD from all Nominees

_ FOR ALL NOMINEES except as noted below (check the box next to the name of the nominee)

_(01) Edward C. Bernard	_(07) Karen N. Horn
_(02) William R. Brody	_(08) Paul F. McBride
_(03) Anthony W. Deering	_(09) Brian C. Rogers
_(04) Donald W. Dick, Jr.	_(10) Cecilia E. Rouse
_(05) Bruce W. Duncan	_(11) John G. Schreiber
_(06) Robert J. Gerrard, Jr.	_(12) Mark R. Tercek

2. Approval to change the investment objective.	_FOR	_AGAINST	_ABSTAIN

3. Approval to change the fundamental policy on commodities.	_ FOR	_AGAINST	_ABSTAIN

To cast your vote please press “Submit Your Vote” button below.

Submit Your Vote

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_ T. ROWE PRICE CAPITAL APPRECIATION FUND	****1236	Shareholder Name
_ T. ROWE PRICE GNMA FUND	****1235	Shareholder Name

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Summary

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Voted Accounts

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_ CALIFORNIA TAX-FREE MONEY FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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Voted Accounts

Fund Name	Account	Registration
_ CALIFORNIA TAX-FREE MONEY FUND	***1234	Shareholder Name

This ballot has been cast as follows: [ Date & Time] EDT via INTERNET_EPROXY

1. Election of directors/trustees:	For all nominees

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Shareholder Name

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Your vote was recorded as follows:

2013-07-31 18:09:48 EDT

0000025	(****1234)

1. Election of directors/trustees:

For all nominees

0000284	(****1389)

1. Election of directors/trustees:

For all nominees

3. Approval to change the fundamental policy on commodities.

For

Your vote is important. Thank you for voting.

FAQ

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Frequently Asked Questions:

Where can I locate my Control Number? The Control Number is located in the box on your ballot/notice.

If I vote now, can I change my vote later? Yes, you may change your vote at anytime prior to the shareholder meeting.

What does “Vote Another Proxy” mean? An account owner may have multiple accounts which are represented by different Control Numbers on separate proxy cards or Notices. The account owner can vote each ballot/notice separately by clicking on this button.

How can I print a summary of my vote selection? You may print the vote summary by clicking on the “Print Summary” link in the upper right corner of the vote summary page.

Click this link to close the window.

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Terms and Considerations

IMPORTANT CONSIDERATIONS

Accessing your Proxy Meeting materials online, such as annual reports, proxy statements and cards, requires that you have access to the Internet, which may result in charges to you from your Internet Service Provider and/or telephone companies.

Note: The following paragraphs apply only if you are asked to provide consent to electronic delivery of future proxy materials; if you use this site only to vote, you are not providing such consent.

If you provide consent, your consent will be effective for accessing all future Proxy Meeting materials, and will continue in effect unless it is canceled by you.

By consenting to electronic delivery and for as long as your consent remains effective, you are agreeing to receive your notice of proxy meeting, statement and card online and you waive delivery of any other notice of proxy meeting. You are also agreeing that the online notice of the Proxy Meeting is equivalent to the personal delivery of written notice of the meeting. You may always cancel your consent or specifically request that a copy of this material be mailed to you.

Click this link to close the window.

From: Proxy Services [mailto:proxymaterials@bostonfinancial.com]

Sent: Wednesday, July 31, 2013 3:13 PM
To: Sandy Davey
Subject: Proxy Consent Information

Dear T. Rowe Price Shareholder,

Thank you for choosing to receive your future shareholder meeting and proxy materials electronically for the T. Rowe Price Funds. Effective 2013-07-31 at 15:13:15 EDT, all future mailings will be delivered to sdavey@bostonfinancial.com. Please do not reply to this email as it comes from an unattended mail box. If you have any questions, please contact a client service representative at our toll-free number 1-855-800-9420 Monday through Friday from 9 a.m. to 6 p.m. EDT and Saturday from 10 a.m. to 6 p.m. EDT.

Thank you very much.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

From: Proxy Services [mailto:ProxyServices@ematerials.com]

Sent: Wednesday, July 31, 2013 3:13 PM
To: Sandy Davey
Subject: Electronic Proxy Material Delivery - Test

Dear T. Rowe Price Shareholder,

You are receiving this e-mail in response to your recent request to receive shareholder meeting and proxy materials electronically for the T. Rowe Price Funds.

To access the shareholder meeting and proxy materials, click on the links below.

Note: You must have software installed to read a pdf file. You can obtain this software without charge at http://cp.mcafee.com/d/2DRPoQ76QmhPWpEV76zAQsL6XCQQkQnC7QnXCQQkQnC7QjhOyrjhjjjhh7cTdEThsshsLtMTh3jfBwkgHitoeOxIbiQ_BPp2J9RwXa6MJbj-ndEmhsd7bGb_nV55xyZQ-LsKCyYeV4tuUVxXBHEShhlKYPOEuvkzaT0QSyrpdTVdBwsYCVtUsrKr01qxkx_bCW9yGb1EV72HWbFEVshIe5jhPtyXPWoG-NtclTPhPEaD7r5pg8ZWQplzaprBPqrwVASd7_qsqMBoQg1qdgYIq81Lp_6mDCy0eY-hDUBzh0nd409-APtPvXKrAd5W8GiM

View:

2013 Proxy Statement

http://cp.mcafee.com/d/5fHCMUi41AedEIzDQPhOed79EVudTdFEFELcfELTdFEFELcfECzB4SCyCCCyyepKrhKyUUyVuXxKy6Cvb0ExmAWMtB3omBF_bCO5qjH1SkdxqmDYKrgIyUqenkn-LOab35XFZuVtd5UtO8WZNP3TbnhIyyHtVDBgY-F6lK1FJcSOrLOrb0VVdOXMUTsSjDdqymokXRER3OTbVeaS8lJB67CnImgtM4wIb3096MiDt5A5YIwWrECaEI6zAsaLEKCzBN6MUld7dSbLfFyHX5QNnvd7ewGstIlB0zTHhBmcFBKndFK3CjoQvZFNH2lzh05ER3ONEw6ZDYpquq80XPV6vymd41sQg0DWjdTdXEYP

To vote your proxy online, click the link below and enter your Control Number.

Vote Online:

http://cp.mcafee.com/d/2DRPow86QmhPWpEV76zAQsL6XCQQkQnC7QnXCQQkQnC7QjhOyrjhjjjhh7cTdEThsshsLtMTh3jfBwkgHitoeOxIbiQ_BPp2J9RwXa6MJbj-ndEmhsd7bGb_nV55xyZQ-LsKCyYeV4tuUVxXBHEShhlKYPOEuvkzaT0QSOrpdTVdBwsYCVtUsrKr01uJ6EumVv9NmdQj5km3hOe5nQnjhOUzosaCzCX5TDQNlZyWoHLCzDgleeSaOwhXREOH6kOTbCQT1P9Iqf-QURxaNEw2QqxVoQg3uP-cJfd40tVYzfNb6y0Kq80jZ9CXCOn7LR1Y

Control Number: 7000000000786

Your vote is important. It’s easy to vote, and we hope you will take a few minutes to vote your shares.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

From: Proxy Services [mailto:ProxyServices@fundpxy.com]

Sent: Wednesday, July 31, 2013 3:14 PM
To: Sandy Davey
Subject: T. Rowe Price - Mutual Funds Vote Confirmation- test

Dear T. Rowe Price Shareholder,

Your vote was recorded as follows:

2013-07-31 15:13:55 EDT

Account:

0000025 ****1234

1. Election of directors/trustees:

For all nominees

===================================

===================================

Thank you for voting. Your vote is important, and we appreciate the time you took to vote your shares.

Sincerely,

Proxy Services at BFDS
On behalf of T. Rowe Price Funds

T. Rowe Price

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 a.m. to 6:00 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of T. Rowe Price. The T. Rowe Price Funds Shareholder Meeting already was held and voting is completed. This toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your account, please contact your Financial Advisor or call T. Rowe Price directly at 1-800-541-5910. Thank you for investing with T. Rowe Price.

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Hello, is Mr./Ms. _____________ available?

IF Shareholder is Available:

Hi Mr./Ms. _____________, my name is _____________ and I am calling on a recorded line on behalf of your investment with T. Rowe Price. As a shareholder the mutual fund in which you have invested sent you proxy materials requesting that you vote your eligible shares prior to the upcoming T. Rowe Price Funds Shareholder Meeting. The meeting is scheduled to be held on October 22nd, 2013.

Your Board has recommended that you vote FOR on the proposals and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF Shareholder answers YES to voting:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

-OR-

Mr./Ms. _____________, I have recorded that you are AGAINST the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9a.m. to 6p.m. and Saturday 10 a.m.to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the director/trustee Proposal. You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

If materials not received:

I can resend the proxy materials to you. Do you have an e-mail address the materials can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street number, name, town, state and zip)

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price

Answering Machine Messages

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is a reminder about the upcoming T. Rowe Price Funds Shareholder Meeting and the importance of voting your shares. You should have received proxy materials in the mail concerning this meeting which will be held on October 22nd, 2013.

Your participation is very important. To vote by telephone, please call toll-free at 1-855-800-9420 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9 a.m. to 6 p.m. and Saturday, 10 a.m. to 6 p.m. Eastern Time. Voting only takes a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Greeting:

Hello, thank you for calling the T. Rowe Price proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming T. Rowe Price Funds Shareholder Meeting.

IF YES:

The Board recommends a vote “FOR” the proposal(s).

Would you like to vote along with the recommendations of your Board? Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your FOR vote, in accordance with the Board’s recommendation with respect to the proposals as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How may I help you today? (If a proxy related question go to Q&A to answer.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize that I do not have access to that information; please feel free to call T. Rowe Price directly at 1-800-541-5910.

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, you may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the Director/Trustee Proposal. You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

[Shareholder provides information.]

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price

Inbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your votes and we will be mailing you a written confirmation within 72 hours.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of T. Rowe Price.

If you wish to make any changes you may contact us by calling 1-855-800-9420 Monday-Friday 9 a.m. to 6 p.m. and Saturday 10 a.m. to 6 p.m. ET. Thank you very much for your time and your vote. We hope you have a great day/evening.